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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2005


                              PIVX SOLUTIONS, INC.
                              --------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                    000-33625                   87-0618509
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                               23 CORPORATE PLAZA
                                    SUITE 280
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 999-1600
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS.

         On April 28, 2005, PivX Solutions, Inc. ("PivX") terminated the consulting agreement dated October 6, 2004, as amended February 24, 2005, between PivX and Marketshare Partners ("MSP") for business reasons. A description of the terms of such agreement can be found in PivX's Form 10-KSB as filed with the Securities and Exchange Commission on April 1, 2005. Under the termination provisions of the agreement: (i) the option to purchase 40,000 shares of PivX common stock granted to MSP employee Todd Smith was canceled as unvested; (ii) the option to purchase 30,000 shares of PivX common stock granted to MSP employee John Meyer was canceled as unvested; and (iii) the warrant issued originally to MSP for 581,483 shares of PivX common stock at an exercise price of $3.25 per share was canceled and a new warrant will be issued for 145,371 shares of PivX common stock at an exercise price of $3.25 per share.

         In connection with the termination of Luis Curet as described below under Item 5.02(d), PivX terminated its employment agreement dated June 10, 2004 as amended April 5, 2005, with Mr. Curet, effective May 6, 2005. A description of the terms of such agreement can be found in PivX's Form 8-K as filed with the Securities and Exchange Commission on April 7, 2005. Mr. Curet will receive no further compensation or benefits under the employment agreement. His option to purchase 225,000 shares of PivX common stock at an exercise price of $0.95 was canceled as unvested.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) On April 21, 2005, the Board of Directors appointed Tydus Richards as Chief Executive Officer and President of PivX. Mr. Richards remains a Director of PivX. Currently, Mr. Richards is working without a contract and is receiving no compensation. The compensation committee of the Board of Directors will recommend terms of a contract for Mr. Richards shortly.

         (b) On April 21, 2005, the Board of Directors appointed Vance Ito as Treasurer and principal financial officer of PivX. Mr. Ito remains in his position as Controller of PivX. Prior to joining PivX in April 2005, Mr Ito was Director, ECO2, LLC from July 2002 to March 2005; and Financial Consultant, Merrill Lynch prior thereto. Mr. Ito obtained a B.S. in business administration from the University of Southern California and an M.B.A from the University of California at Irvine. Mr. Ito is also a C.P.A.

         (c) On April 21, 2005, the Board of Directors re-assigned Luis Curet from his positions as Interim Chief Executive Officer and President. Mr. Curet was appointed to Chief Operating Officer and retained his position as Senior Vice President Head of Sales and Marketing. The terms of Mr. Curet's then existing employment agreement remained unchanged.

         (d) On May 6, 2005, the Board of Directors terminated Luis Curet from his positions as Chief Operating Officer and Senior Vice President Head of Sales and Marketing.

         (e) On May 5, 2005, Glen Raiger resigned from his position as Director.

         (f) On May 6, 2005, Wes Nichols resigned from his position as Director.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIVX SOLUTIONS, INC.
                                        (Registrant)



                                        By /s/ Scott D. Olson
                                           -------------------------------------
                                           Name: Scott D. Olson
                                           Title: General Counsel and Secretary

Date: May 11, 2005